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                                                                   EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1999, except as to note 14 which is as of August 11, 1999, relating to the financial statements, which appears in the Registration Statement on Form S-1 of Red Hat, Inc. (File No. 333-80051).



/s/ PricewaterhouseCoopers LLP
Raleigh, North Carolina
September 30, 1999